UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

SCHEDULE 14A

(Rule 14a-101)

________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material under § 240.14a-12

Revelation Biosciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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No fee required.
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

December [•], 2024

Dear Stockholder:

On behalf of the Board of Directors of Revelation Biosciences, Inc., a Delaware corporation (the “Company,” “Revelation” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 12:00 p.m. Eastern Time on January 17, 2025. The Special Meeting will be a virtual meeting only, and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https [•]. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID [•] and the Passcode [•].

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at https [•]. We are first mailing these materials to our stockholders on or about December [•], 2024.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.
To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.
To approve the change of domicile of the Company from the State of Delaware to the State of Nevada;
3.
To approve the reservation and issuance of shares of our common stock pursuant to Class F Common Stock Warrants and Class G Common Stock Warrants (the “Warrants”), dated December 3, 2024, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”);
4.
Approval of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Stock Split; and
5.
To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

Our board of directors has fixed December 3, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting.

Enclosed is the Proxy Statement containing detailed information concerning the matters to be presented at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

Chester S. Zygmont, III
Corporate Secretary
December [•], 2024

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 17, 2025

To the Stockholders of Revelation Biosciences, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Revelation Biosciences, Inc., a Delaware corporation (the “Company,” “Revelation” or “we”), will be held on at 12:00 p.m. Eastern Time on January 17, 2025. The Special Meeting will be a virtual meeting only, and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https [•]. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID [•] and the Passcode [•].

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.
To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.
To approve the change of domicile of the Company from the State of Delaware to the State of Nevada;
3.
To approve the reservation and issuance of shares of our common stock pursuant to Class F Common Stock Warrants and Class G Common Stock Warrants (the “Warrants”), dated December 3, 2024, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”);
4.
Approval of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Stock Split; and
5.
To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on December 3, 2024 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

If you have any questions or need assistance voting your shares, please call us at (650) 800-3717 or our proxy solicitor, Advantage Proxy, at 877-870-8565.

By Order of the Board of Directors

Chester S. Zygmont, III
Corporate Secretary

San Diego, CA

December [•], 2024

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 17, 2025. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https [•].

REVELATION BIOSCIENCES, INC.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122

DEFINITIVE PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 17, 2025
FIRST MAILED ON OR ABOUT DECEMBER [•], 2024

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Revelation Biosciences, Inc., a Delaware corporation (“the Company,” “Revelation” or “we”), in connection with the Special Meeting of Stockholders (the “Special Meeting”) to be held at 12:00 p.m. Eastern Time on January 17, 2025 for the purposes set forth in the accompanying Notice of Special Meeting. The Special Meeting will be a virtual meeting only and will be held via a Zoom videoconference. Stockholders will not be able to physically attend the meeting. The virtual meeting can be accessed by using the following link: https [•]. Any stockholder who is unable to join the online meeting can participate by telephone by dialing (929) 205-6099, and using the Zoom Meeting ID [•] and the Passcode [•].

The principal executive office of the Company is 4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122, and its telephone number, including area code, is (650) 800-3717.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating James Rolke, Chief Executive Officer, and Chester S. Zygmont, III, Chief Financial Officer, as your proxies for the Special Meeting and you are authorizing Messrs. Rolke and Zygmont to vote your shares at the Special Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Rolke and Zygmont as proxies to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and proxy card because our board of directors is soliciting your proxy to vote at the Special Meeting and any adjournment and postponement thereof. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card or vote over the Internet, by phone, or by fax.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

Who is Entitled to Vote?

The board of directors has fixed the close of business on December 3, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 6,464,219 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting. On Proposal 3, Sabby Volatility Warrant Master Fund, Ltd., Armistice Capital Master Fund Ltd. and Hudson Bay Master Fund Ltd. (the “Warrant Holders”) are holders of the Warrants (as defined in Proposal 3) are subject to the conversion limitation which is the subject of such proposal. Since they are interested stockholders with respect to such proposal, they have agreed to vote the shares of common stock in the same proportion that non-interested stockholders vote their shares of common stock. As an example, if 50.5% of the shares of common stock are voted FOR Proposal 3, 50.5% of the votes cast by the Warrant Holders will be cast as votes FOR Proposal 3.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the Notice has been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How Will my Shares be Voted if I Give No Specific Instruction?” below for information on how shares held in street name will be voted without instructions provided.

Who May Attend the Special Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are four matters scheduled for a vote:

1.
To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.
To approve the change of domicile of the Company from the State of Delaware to the State of Nevada;
3.
To approve the reservation and issuance of shares of our common stock pursuant to the Warrants, dated December 3, 2024, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap; and
4.
Approval of the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve any one or more of the foregoing proposals.

What if another matter is properly brought before the Special Meeting?

The board of directors knows of no other matters that will be presented for consideration at the Special Meeting. The proxies also have discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our Board’s recommendations. If any other matters are properly brought before the Special Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•
You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” Proposal 1, 2, 3 and 4.
•
You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

How Many Votes do I Have?

Holders of record of shares of the Company’s common stock will be entitled to one vote for each share of common stock held by them on the Record Date and have the right to vote on all matters brought before the Special Meeting.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when one third of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 2,154,740 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.
“For” the grant of discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders;
2.
“For” the approval of the change of domicile of the Company from the State of Delaware to the State of Nevada;
3.
“For” the approve the reservation and issuance of shares of our common stock pursuant to the Warrants, dated December 3, 2024, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the Exchange Cap; and
4.
“For” the adjournment of the Special Meeting to the extent there are insufficient proxies at the Special Meeting to approve any one or more of the foregoing proposals.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Rolke and Zygmont, the board of directors’ designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Each proposal is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Broker non-votes, if any, will be counted AGAINST the proposal.

Although the brokers are granted the discretion to vote your shares absent your instruction, many brokers elect not to vote your shares without an instruction from you, so please instruct the organization that holds your shares as to how you wish to vote your shares on your vote instruction form so that your instructions are recorded at the Special Meeting.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our amended and restated bylaws (the “Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, abstentions will have the effect of a vote “against” Proposal.

What vote is required?

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Authorization of Reverse Stock Split	The affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)
Proposal No. 2: Authorization to change the corporate domicile	The affirmative vote of a majority of outstanding shares of common stock outstanding	“FOR” “AGAINST” “ABSTAIN”	(1)	No
Proposal No. 3: Authorization to issue common stock in connection with Warrants	The affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).	“FOR” “AGAINST” “ABSTAIN”	(1)	No
Proposal No. 4: Discretionary Authority to adjourn the Special Meeting	The affirmative vote of a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).	“FOR” “AGAINST” “ABSTAIN”	(1)	Yes(2)

____________

(1)
Abstentions will have the effect of a vote against this proposal.
(2)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. However, you are urged to provide instructions to your broker on your vote instruction form.

What Are the Voting Procedures?

In voting by proxy with regard to the proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Revelation Biosciences, Inc., 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122, Attention: Corporate Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

Revelation will pay the cost of soliciting proxies for the Special Meeting. Revelation has engaged Advantage Proxy, which we refer to as the “proxy solicitor,” to assist in the solicitation of proxies for the Special Meeting. Revelation has agreed to pay the proxy solicitor a fee of $10,000, plus disbursements. Revelation will reimburse the proxy solicitor for reasonable out-of-pocket expenses and will indemnify the proxy solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. Revelation will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of common stock for their expenses in forwarding soliciting materials to beneficial owners of the common stock and in obtaining voting instructions from those owners. Revelation’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Do I Have Dissenters’ Rights of Appraisal?

Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I Find out the Results of the Voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact our proxy solicitor at:

Advantage Proxy

P.O. Box 13581

Des Moines, Washington 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

Email: ksmith@advantageproxy.com

To obtain timely delivery, Revelation stockholders must request the materials no later than five (5) business days prior to the Special Meeting. You may also obtain additional information about Revelation from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

6

PROPOSAL 1:

THE REVERSE STOCK SPLIT PROPOSAL

Our board of directors has approved an amendment to our Certificate of Incorporation, as amended, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”).

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-2 to a maximum of a one-for-50 split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

On October 16, 2024, the Company received a delist letter (the “Minimum Bid Price Delist Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(a)(2) which requires listed companies to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). Normally, a company would be afforded a 180-calendar day period to demonstrate compliance with the Minimum Bid Price Requirement. However, pursuant to Listing Rule 5810(c)(3)(A)(iv) the Company is not eligible for any compliance period specified in Rule 5810(c)(3)(A) because the Company effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq Minimum Bid Price Requirement.

In addition, the Company believes the Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

7

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the Minimum Bid Price Requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be rounded down to the nearest whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be rounded down to the nearest whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•
an individual citizen or resident of the United States;
•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner

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and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Vote of Stockholders

The affirmative vote majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy).

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 1.

PROPOSAL 2:

CHANGE OF CORPORATE DOMICILE OF THE COMPANY TO THE STATE OF NEVADA

Our Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). If our stockholders approve the proposal, we will effect the Reincorporation by converting (the “Conversion”) the corporation as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this proposal, we sometimes refer to the Company as “REVB-DE” prior to the Reincorporation and “REVB-NV” after the Reincorporation. Reincorporation in Nevada will not result in a material change in our business, management, assets, liabilities or net worth and will allow us to take advantage of certain provisions of the corporate and tax laws of Nevada.

Reasons for the Reincorporation in Nevada

Our Board of Directors believes that there are several reasons why a reincorporation in Nevada is in the best interests of the Company and its stockholders. The Reincorporation will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. In Delaware, the amount of such tax payments is determined based, in part, on the total number of shares of stock the Company is authorized to issue and the number of shares of stock outstanding. The Company’s current capital structure requires it to maintain a large number of authorized but unissued shares of common stock, which results in higher franchise taxes in Delaware. For tax year 2023, we paid $200,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware corporation, for tax year 2024, our Delaware franchise taxes will continue to be approximately $200,000 (based on our current capital structure and assets). If we reincorporate in Nevada, our annual fees will consist of an annual business license fee of $500, an annual domestic agent representation fee of $175, and an annual fee based on the number of authorized shares and their par value, currently equal to $400.

In addition, the Reincorporation may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors and officers. We believe that, for the reasons described below, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers in general of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Also, reincorporation in Nevada will provide potentially greater protection for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors have an interest in the Reincorporation to the extent that they will be entitled to such limitation of liability.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, as discussed below under “Comparative Rights of Stockholders under Delaware and Nevada Law.”

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications by virtue of being subject to Nevada law. For a discussion of differences between the laws of Delaware and Nevada, including differences that may have anti-takeover implications, see “Comparison of Stockholders’ Rights Before and After the Change of Corporate Domicile” below.

Material Terms of the Conversion

The process for reincorporating the Company from Delaware to Nevada calls for the certificate of conversion to be filed with the Delaware Secretary of State and for the Nevada articles of incorporation and articles of conversion to be filed with the Nevada Secretary of State at approximately the time desired for the Reincorporation to take effect.

Plan of Domestication

The Reincorporation will be effected pursuant to the plan of domestication to be entered into by the Company (the “Plan of Domestication”). The Plan of Domestication provides that the Company will convert into a Nevada corporation, which will continue with all of the assets, rights, privileges and powers of REVB-DE, and all property owned by REVB-DE, all debts due to REVB-DE, as well as all other causes of action belonging to REVB-DE immediately prior to the conversion, remaining vested in REVB-NV following the conversion. REVB-NV will remain as the same entity following the conversion. The change of corporate domicile will not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our Company. The Plan of Domestication is attached hereto as Appendix B.

Stockholders should note that approval of the Reincorporation described in this Proposal 2 would also constitute approval of the assumption by REVB-NV of the Company’s options and other rights to purchase capital stock. Stockholder approval would also constitute approval of the assumption by REVB-NV of the Company’s 2021 Equity Incentive Plan. The Company’s other employee benefit arrangements would also be continued by REVB-NV upon the terms and subject to the conditions in effect prior to the effective time of the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the Plan of Domestication and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Nevada articles of incorporation and bylaws.

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Company’s existing Certificate of Incorporation and Bylaws.

The Board has the authority to abandon the change of corporate domicile even after approval by the stockholders.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the certificate of conversion filed with the Secretary of State of Delaware and the certificate of domestication and articles of incorporation are filed with the Secretary of State of Nevada, in each case, upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the board of directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the board of directors or the Plan of Domestication may be terminated and abandoned by action of the board of directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the board of directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following is a discussion of the material U.S. federal income tax consequences of the Reincorporation to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all the potential U.S. federal income tax consequences, and does not describe any state, local, or non-U.S. income, estate, gift, or other tax consequences, of the Reincorporation. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current, temporary and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date hereof, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. This discussion is limited to U.S. holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a U.S. holder’s particular circumstances or to persons subject to special treatment under U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, mutual funds, regulated investment companies, real estate investment trusts, cooperatives, tax-exempt organizations, brokers, dealers or traders in securities, persons holding shares of our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment, U.S. expatriates, U.S. holders whose functional currency is not the U.S. dollar, persons subject to the alternative minimum tax, non-U.S. persons, partnerships or other pass-through entities or arrangements for U.S. federal income tax purposes (or holders of interests in such entities or arrangements), and persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation. No ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the U.S. federal income tax consequences of the Reincorporation, and no assurance can be given that the IRS will not take a contrary position to the U.S. federal income tax consequences described below or that any such contrary position will not be sustained by a court.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our common stock, that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) that is created or organized under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust (A) if a court within the United States is able to exercise primary supervision of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our common stock, the U.S. federal income tax consequences to a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Accordingly, a holder of our common stock that is a partnership, and the partners in such partnership, should consult their tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

The Reincorporation is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code:

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U.S. holders will not recognize any gain or loss as a result of the Reincorporation;
•
the aggregate tax basis of the shares of REVB-NV common stock deemed received in the Reincorporation by a U.S. holder will be equal to the U.S. holder’s aggregate tax basis of the shares of REVB-DE common stock converted therefor;
•
the holding period of the shares of REVB-NV common stock deemed received in the Reincorporation by a U.S. holder will include the U.S. holder’s holding period of the shares of REVB-DE common stock converted therefor; and
•
no gain or loss will be recognized by the Company as a result of the Reincorporation.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REINCORPORATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REINCORPORATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Securities Act Consequences

The shares of REVB-NV common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that respect, the REVB-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a conversion that has as its sole purpose a change in a corporation’s domicile does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, REVB-NV will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided. Stockholders whose shares of our common stock are freely tradable before the Reincorporation will continue to have freely tradable shares of REVB-NV common stock. Stockholders holding restricted shares of REVB-NV common stock will be subject to the same restrictions on transfer as those to which their present shares of our common stock are subject. In summary, the REVB-NV and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation as the Company and our stockholders prior to the Reincorporation.

Potential Disadvantages of the Reincorporation

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

In addition, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Further, a reincorporation in Nevada will provide certain corporate flexibility in connection with certain corporate transactions, including reverse stock splits, whereby our Board of Directors may be able to take certain actions without the need for stockholder approval, as discussed under “Comparison of Stockholders’ Rights Before and After the Change of Corporate Domicile.”

Comparison of Stockholders’ Rights Before and After the Change of Corporate Domicile

Because of differences between the NRS and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between REVB-NV’s articles of incorporation and bylaws and REVB-DE’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described and is qualified in its entirety by reference to the NRS, the DGCL, REVB-NV’s articles of incorporation, REVB-NV’s bylaws and REVB-DE’s certificate of incorporation and REVB-DE’s bylaws.

Provision	Delaware Law and REVB-DE’s Certificate of Incorporation and Bylaws	Nevada Law and REVB-NV’s Articles of Incorporation and Bylaws	Notes
Amendment of Charter Documents

Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would increase or decrease the aggregate number of authorized shares of a class, increase or decrease the par value of shares of a class or alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors in addition to the stockholders.

Nevada law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Number of Directors	Delaware law provides that a corporation must have at least one	Nevada law provides that a corporation must have at least one director, and may or more directors to be fixed as provided in the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.

The Delaware Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.

The Nevada Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.

The REVB-NV Bylaws and the Company’s existing Bylaws are identical in this regard.

Classified Board of Directors

Under Delaware law, the certificate of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide the holders of any class or series of stock the right to elect 1 or more directors. In addition, the certificate of incorporation may confer upon 1 or more directors voting powers greater than or less than those of other directors.

Under Nevada law, the articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares. At least one-fourth of the total number of the directors must be elected annually.

Nevada and Delaware law are substantially similar in respect to classification of the Board.

We have a classified Board currently consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class A, Class B and Class C). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.

The Nevada company will also have a classified Board consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class A, Class B and Class C). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.

Term of Board of Directors

The default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.

Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his or her term until a successor is elected and qualified at an annual meeting of stockholders, or until the director resigns or is removed.

Nevada and Delaware law are substantially similar in respect to the term of directors.

	We have a classified Board currently consisting of five members, all but one of whom are non-employee directors, divided	The Nevada company will also have a classified Board consisting of five members, all but one of whom are non-employee directors, divided into three

	into three classes (Class A, Class B and Class C). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.	classes (Class A, Class B and Class C). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.

	The Delaware Bylaws provide that each director shall hold office until such director’s successor is elected and qualified.	REVB-NV’s Bylaws provide that each director shall hold office until the next annual shareholder meeting or until his or her successor is elected and qualified.	The REVB-NV Bylaws and the Company’s existing Bylaws are identical in this regard.

Removal of Directors

Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.

Nevada law provides that the any director may be removed, with or without cause, from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. With respect to corporations that elect directors with cumulative voting, any director or directors who constitute fewer than all of the directors may not be removed except upon vote of the stockholders owning sufficient shares to prevent each director’s election at the time of removal.

Nevada and Delaware law are substantially similar in respect to the removal of directors.

The Delaware Bylaws provide any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.

REVB-NV’s Bylaws provide any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.

REVB-NV Bylaws and the Company’s existing Bylaws are identical in this regard.

Filling Vacancies on the Board of Directors

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or

Nevada law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

Delaware law provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.

newly created directorships, or to replace the directors chosen by the directors then in office.

The Delaware Bylaws provide that any vacancy on the board of directors may be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders.

REVB-NV’s Bylaws provide that vacancies on the Board may be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders.

The REVB-NV Bylaws provide the same appointment rights as the Company’s existing Bylaws.

Cumulative Voting	Delaware law permits corporations to provide for cumulative voting in the corporation’s certificate of incorporation.	Nevada law permits cumulative voting only if the articles of incorporation provide for cumulative voting and certain procedures regarding notice are followed.	Nevada and Delaware law are substantially similar in respect to cumulative voting for directors.

	The Delaware Certificate of Incorporation does not provide for cumulative voting.	REVB-NV’s Articles of Incorporation do not provide for cumulative voting.	The REVB-DE Certificate of Incorporation and REVB-NV’s Articles of Incorporation are identical in respect to not allowing cumulative voting.

Board Action by Written Consent

Under Delaware law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee.

Under Nevada law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or committee of the board of directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board except any interested directors.

Nevada and Delaware law are substantially similar in respect to the action by written consent.

	The Delaware Certificate of Incorporation and the Delaware Bylaws prohibit action by written consent provision.	REVB-NV Articles of Incorporation prohibit action by written consent provision.	The REVB-DE Certificate of Incorporation and REVB-NV’s Articles of Incorporation are identical

Interested Party Transactions

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the

Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.

	The Delaware Certificate of Incorporation and Delaware Bylaws will not change this statutory rule.	REVB-NV’s Articles of Incorporation and Bylaws do not change this statutory rule.

Stockholder Voting- Quorum

Delaware law provides that unless otherwise provided in the Certificate of Incorporation or the Bylaws, a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.

Nevada law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.

Nevada and Delaware law are substantially similar in respect to quorum requirements.

	The Delaware Bylaws provide that 33-1/3% of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	REVB-NV’s Bylaws will also have a 33-1/3% quorum requirement .	The REVB-NV Bylaws and the Company’s existing Bylaws are identical in respect to quorum requirements.

Stockholder Voting-Action

In all matters other than the election of directors, the affirmative vote of the majority shares present in person or by proxy at the meeting and entitled to vote on the subject matter constitutes the act of the stockholders. Where are separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series, present in person or by proxy, generally constitutes a quorum and the affirmative vote of the majority of shares of such class

		Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.	Nevada and Delaware law are substantially similar in respect to stockholder voting.

or series present in person or by proxy constitutes the act of such class or series.

The Delaware Bylaws provide that action by the stockholders on a matter is approved by a majority of the stock present or represented and voting on the matter, except when a different vote is required by law, the articles of incorporation or the bylaws (such as the election of directors which is determined by a plurality of the votes cast).

REVB-NV’s Bylaws provide that action by the stockholders on a matter is approved by a majority of the stock present or represented and voting on the matter, except when a different vote is required by law, the articles of incorporation or the bylaws (such as the election of directors which is determined by a plurality of the votes cast).

The REVB-NV and the Company’s existing Bylaws are substantially similar.

Director Elections	Delaware law provides that, unless otherwise stated in the certificate or bylaws, the election of directors shall be by a plurality of the vote.	Nevada law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Nevada and Delaware law are substantially similar in respect to the election of directors.

	The Delaware Bylaws provide that the election of directors shall be by a plurality of the vote.	The Company’s existing Bylaws provide that the election of directors shall be by a plurality of the vote.	The REVB-NV and the Company’s existing Bylaws are substantially similar.

Stockholder Action by Written Consent

Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. In addition, the corporation is required to give prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of the outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Nevada and Delaware law are substantially similar in relation to action by written consent of the stockholders.

The Delaware Bylaws provide that any action required to be taken at any annual or special meeting of stockholders may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.

The Company’s Nevada Bylaws provide that any action required to be taken at any annual or special meeting of stockholders may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.

The REVB-NV and the Company’s existing Bylaws are substantially similar.

Stockholder Vote for Mergers and	Under Delaware law, a majority of outstanding shares entitled to vote,	Under Nevada law, a majority of outstanding shares entitled to vote, as well	Nevada and Delaware law are substantially similar in

Other Corporate Reorganizations

as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

relation to stockholder approval of mergers and other corporate reorganizations.

	The Delaware Certificate of Incorporation and Delaware Bylaws do not change this statutory rule.	REVB-NV’s Articles of Incorporation and Bylaws do not change this statutory rule.

Special Meetings of Stockholders	Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.

Nevada law provides for explicit authority to call special meetings to any two directors and the president, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.

	The Delaware Bylaws provide that a special meeting may be called at any time by the chairperson of the Board, the CEO, or by a majority of the Board.	The Company’s existing Bylaws provide that special meetings of stockholders may be called by the chairman of the Board, the CEO, or the majority of the board.	The REVB-NV Bylaws and the Company’s existing Bylaws are substantially the same.

Failure to Hold an Annual	Delaware law provides that if an annual meeting for election of directors is not held on the date	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election of directors, a	Delaware law provides for a shorter interval than Nevada law (13 months vs. 18

Meeting of Stockholders

designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.

months) before a shareholder can apply to a court to order meeting for the election of directors. Nevada law requires that application to be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

	The Certificate of Incorporation and Delaware Bylaws do not change this statutory rule.	REVB-NV’s Articles of Incorporation and Bylaws do not change this statutory rule.

Limitation on Director Liability

Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liability.

	The Delaware Certificate of Incorporation do not change this statutory provision.	REVB-NV’s Articles of Incorporation do not change this statutory provision.

Indemnification

Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at

Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	REVB-NV’s Articles of Incorporation and Bylaws do not change this statutory provision.

Advancement of Expenses

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such

Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

	The Delaware Bylaws provide for advanced payment of expenses in accordance with the statutory provision.	REVB-NV’s Articles of Incorporation and Bylaws do not alter this statutory provision.

Declaration and Payment of Dividends

Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the capital of all outstanding preferred stock. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Under Nevada law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

	The Delaware Certificate of Incorporation does not change this statutory provision.	REVB-NV’s Articles of Incorporation do not change this statutory provision.

Business Combinations

Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.”

Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of

Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock not owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

inadvertent acquisition of ownership.

The Delaware Certificate of Incorporation has not opted out of this statutory provision.	REVB-NV’s Articles of Incorporation has not opted out of this statutory provision.

No Material Accounting Implications

Effecting the Reincorporation will not have any material accounting implications.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reincorporation described in this Proposal 2 and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

Other than as described in “Significant Differences between the Corporate Laws of Delaware and Nevada – Limitation on Personal Liability of Directors and Officers,” no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the change of corporate domicile that is not shared by all of our other stockholders.

Vote Required

The approval and adoption of the Reincorporation of the Company from the State of Delaware to the State of Nevada requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL FOR THE ISSUANCE OF COMMON STOCK UNDERLYING WARRANTS IN EXCESS OF THE NASDAQ EXCHANGE CAP

Our common stock is currently listed on Nasdaq and, as such, we are subject to Nasdaq rules, which require us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance.

Overview

On December 3, 2024, the Company entered into warrant inducement letters with certain institutional investors which were holders of 4,064,040 Class E Common Stock Warrants (the “Holders”), which were each exercisable into one share of a common stock upon payment of an exercise price of $1.00, to induce the exercise the Company issued 4,064,040 Class F Common Stock Warrants and 6,096,060 Class G Common Stock Warrants (the “Warrant Inducement”). The Class F Common Stock Warrants are exercisable for a period of two years from the date of stockholder approval and exercisable for one share of common stock upon payment of an exercise price of $1.00. The Class F Common Stock Warrant has an alternative cashless exercise provision that allows the holder thereof to receive two shares of common stock without payment of the exercise price. The Class G Common Stock Warrants are exercisable for a period of five years from the date of stockholder approval and are exercisable for one share of common stock upon payment of an exercise price of $1.00. The Company raised net proceeds of approximately $3.8 million in connection with the Warrant Inducement.

Reasons for Warrant Inducement

On August 14, 2024, the Company received a letter (the “Stockholders’ Equity Requirement Deficiency Letter”) from the Staff of Nasdaq notifying the Company that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires the Company to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on The Nasdaq Capital Market (the “Stockholders’ Equity Requirement”), nor is it in compliance with either of the alternative listing standards, market value of listed securities of at least $35 million or net income of $500,000 from continuing operations in the most recently completed fiscal year, or in two of the three most recently completed fiscal years. While the Company had stockholders’ equity of $2,673,617 on September 30, 2024, and thus satisfied the Stockholders’ Equity Requirement as of that date, due to the Minimum Bid Price Delist Letter the Company is in a hearing process under Nasdaq rules, which requires the Company to submit a plan for continued compliance (the “Compliance Plan”) through December 31, 2025. The Compliance Plan contemplates an operating plan to achieve certain expense reductions and capital raises, of which the Warrant Inducement was a part.

While it is expected that the completion of the Class E Common Stock Warrant exercises will be in an important factor in obtaining Nasdaq approval of the Compliance Plan, there can be no assurance that the Compliance Plan will be approved. In such event the common stock will be delisted from Nasdaq, in which event the Company will seek to have its common stock listed or quoted on an alternative market, such as the OTC Market. Typically, delisting from Nasdaq results in reduced liquidity and lower stock prices.

Even if the Compliance Plan is approved, the Company must continue to meet the Stockholders’ Equity Requirement for each period through December 31, 2025. In the event during this period the Stockholders’ Equity Requirement is not met, the Company will receive a delisting notice. Under Nasdaq rules, the Company is permitted to file an appeal of any such delisting notice but there can be no assurance that the appeal will be successful.

In any event, in order to finance its clinical trial program in addition to financings required to satisfied Nasdaq rules, the Company will be required to issue additional securities which may be in the form of common stock, preferred stock, convertible preferred stock, warrants to purchase the foregoing, convertible debt or other securities. There can be no assurance that any such financing will be available on terms attractive to the Company, if at all. Any such financing may be dilutive to the Company’s stockholders, which dilution may be substantial.

Reasons for the Stockholder Approval

Under applicable Nasdaq rules and the terms of the Warrant Inducement, in no event may the Company issue to the holders shares of common stock equal to greater than 19.99% of the shares of common stock outstanding immediately prior to the Warrant Inducement, unless the Company obtains stockholder approval to issue shares of common stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules. Accordingly, Proposal 3 is being submitted to the stockholders in order to comply with Rule 5635(d) of the Nasdaq Stock Market Rules.

Consequences of Not Approving this Proposal

After careful consideration, our Board of Directors believes that the issuance of the Class F Common Stock Warrants and Class G Common Stock Warrants is in the best interest of the Company in order to give it the best chance of remaining on Nasdaq. If our stockholders do not approve this proposal, we are required to hold a stockholder meeting every sixty (60) days until such approval is obtained. In addition, if this Proposal 3 is not approved by our stockholders we are prohibited from issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of our common stock or common stock equivalents until we receive such stockholder approval.

Vote Required and Board of Directors’ Recommendation

Nasdaq Listing Rule 5635(d) generally requires us to obtain stockholder approval prior to issuing more than 20% of our outstanding shares of common stock in connection with a transaction other than a public offering. The Holders collectively own 20% of the outstanding common stock on the Record Date, the Holders are not permitted to vote on Proposal 3 in their financial interest in Proposal 3. As a result, the Holders have agreed to vote their shares of common stock in the same proportion that disinterested shares are voted.

The approval of Proposal 3 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the special meeting.

The board of directors has fixed the close of business on December 3, 2024 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 6,464,219 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting. On Proposal 3, the Warrant Holders are subject to the conversion limitation which is the subject of such proposal. Since they are interested stockholders with respect to such proposal, they have agreed to vote the shares of common stock in the same proportion that non-interested stockholders vote their shares of common stock. As an example, if 50.5% of the shares of common stock are voted FOR Proposal 3, 50.5% of the votes cast by the Warrant Holders) will be cast as votes FOR Proposal 3.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL NO. 4

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT THE MEETING TO APPROVE ANY ONE OR MORE OF THE FOREGOING PROPOSALS.

Adjournment of the Special Meeting

In the event that the number of shares of common stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Reverse Stock Split are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote and Recommendation

The affirmative vote majority of the number of shares of common stock entitled to vote thereon and present (either in person or by proxy).

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table also sets forth information known to us regarding the beneficial ownership of our common stock as of December 3, 2024:

•
each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of our common stock or preferred stock;
•
each of our current officers and directors; and
•
all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares of common stock issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.

The beneficial ownership of our common stock is based on 6,464,219 shares of common stock outstanding as of December 3, 2024.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of stock owned by them.

Name	Number of Shares Beneficially Owned	Beneficial Ownership (%)
Armistice Capital Master Fund Ltd.(1)	662,904	9.99%
Directors and Officers of Revelation(2):
James Rolke(3)	779	*
George Tidmarsh M.D., Ph.D.(4)	1,615	*
Jennifer Carver, BSN, MBA(5)	317	*
Jess Roper(6)	252	*
Lakhmir Chawla, M.D.	-	-
Chester S. Zygmont, III(7)	686	*
All Directors and Officers as a Group (Six Individuals)	3,649	*

*	Less than one percent.

(1)

The securities are held by Armistice Capital Master Fund Ltd., (“Armistice Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Armistice Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022. Includes 186,904 shares of common stock with the right to acquire within 60 days.

(2)	Unless otherwise indicated, the business address of each of the individuals is c/o Revelation Biosciences, Inc., 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122.

(3)

Consists of (i) 675 shares of common stock held directly by Mr. Rolke, (ii) 3 shares of common stock held by Mr. Rolke’s spouse, (iii) 43 shares of common stock from Rollover RSU’s vesting and issuable within 60 days to Mr. Rolke, and (iv) 58 shares of common stock underlying Stock Options exercisable within 60 days by Mr. Rolke.

(4)

Consists of (i) 1,404 shares of common stock held by George Tidmarsh, Trustee George Francis Tidmarsh 2021 Irrevocable Trust, and (ii) 211 shares of common stock underlying Stock Options exercisable within 60 days by Dr. Tidmarsh.

(5)	Consists of (i) 106 shares of common stock held directly by Ms. Carver and (ii) 211 shares of common stock underlying Stock Options exercisable within 60 days by Ms. Carver.

(6)	Consists of (i) 41 shares of common stock held directly by Mr. Roper and (ii) 211 shares of common stock underlying Stock Options exercisable within 60 days by Mr. Roper.

(7)

Consists of (i) 450 shares of common stock held by The Zygmont Family Trust Dated October 25, 2016, (ii) 208 shares of common stock held by Czeslaw Capital Fund, LLC, (iii) 3 shares common stock held by Mr. Zygmont’s spouse, (iv) 12 shares of common stock from Rollover RSU’s vesting and issuable within 60 days to Mr. Zygmont, and (v) 13 shares of common stock underlying Stock Options exercisable within 60 days by Mr. Zygmont.

OTHER MATTERS

The board of directors knows of no other business, which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. The proxies also have discretionary authority to vote to adjourn the Special Meeting, including for the purpose of soliciting votes in accordance with our board of director’s recommendations.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Advantage Proxy to assist in the solicitation of proxies. We will pay a fee of approximately $10,000 plus reasonable out-of-pocket charges.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting virtually, at your request, we will cancel your previously submitted proxy.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 4660 La Jolla Village Dr., Suite 100, San Diego, CA 92122, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

If you would like additional copies of this proxy statement/prospectus or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company by telephone or in writing:

Revelation Biosciences, Inc.
4660 La Jolla Village Drive, Suite 100
San Diego, CA 92122
Tel: (650) 800-3717

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy
P.O. Box 13581
Des Moines, WA 98198
Toll Free: 877-870-8565
Collect: 206-870-8565
Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than January 10, 2025.

BY THE BOARD OF DIRECTORS

Chester S. Zygmont, III
Corporate Secretary

Dated: December [•], 2024

Appendix A

CERTIFICATE OF AMENDMENT
to the
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
of
REVELATION BIOSCIENCES, INC.

REVELATION BIOSCIENCES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Revelation Biosciences, Inc. The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on November 20, 2019 (the “Original Certificate”); the Corporation’s First Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate”) was filed on May 11, 2020, which restated the Original Certificate in its entirety; the Corporation’s Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was filed on October 13, 2020, which restated the First Amended and Restated Certificate in its entirety. The Corporation’s Third Amended and Restated Certificate of Incorporation (the “Third Amended and Restated Certificate”) was filed on January 10, 2022, which restated the Second Amended and Restated Certificate in its entirety. The Third Amended and Restated Certificate was subsequently amended on January 30, 2023 and on January 22, 2024.

SECOND: ARTICLE IV of the Corporation’s Third Amended and Restated Certificate shall be amended by replacing the last paragraph of such section, with the following:

Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [ ] shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive [a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split].

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the ________day of January, 2025.

REVELATION BIOSCIENCES, INC.
By: ____________________________
Name: Chester S. Zygmont, III
Title: Chief Financial Officer

Appendix B

Plan of Domestication

This Plan of Domestication (“Plan”) is adopted by Revelation Biosciences, Inc. (the “Corporation”), a Delaware corporation, to re-domicile as a corporation organized under the laws of the State of Nevada pursuant to the applicable provisions of the Delaware General Corporation Law (“DGCL”) and the Nevada Revised Statutes (“NRS”).

1.
Plan of Domestication

This Plan of Domestication (“Plan”) is adopted by Revelation Biosciences, Inc. (the “Corporation”), a Delaware corporation, to re-domicile as a corporation organized under the laws of the State of Nevada pursuant to the applicable provisions of the Delaware General Corporation Law (“DGCL”) and the Nevada Revised Statutes (“NRS”).

2.
Terms and Conditions of Domestication
2.1.
The Corporation will domesticate as a Nevada corporation under the name “Revelation Biosciences, Inc.”
2.2.
Upon effectiveness of this domestication:

• The Corporation will be governed by Nevada law, including the Nevada Revised Statutes (“NRS”).

• The Certificate of Incorporation and Bylaws of the Corporation will be replaced by the Nevada Articles of Incorporation and Bylaws adopted as part of this domestication.

2.3.
The domestication will not affect the Corporation’s: Continuity of existence.

• Ownership of property or rights.

• Obligations, debts, and liabilities.

2.4.
The issued and outstanding shares of stock, and the rights and preferences of those shares, will remain unchanged and will continue as shares of the domesticated Nevada corporation.
3.
Governing Documents in Nevada
3.1.
Articles of Incorporation:

The Corporation will adopt Articles of Incorporation in compliance with Nevada law, substantially in the form attached as Exhibit A to this Plan.

3.2.
Bylaws:

The Corporation will adopt new Bylaws in compliance with Nevada law, substantially in the form attached as Exhibit B to this Plan.

4.
Approvals and Authorizations
4.1.
Board of Directors Approval:

The Board of Directors of the Corporation has adopted this Plan of Domestication in accordance with the laws of Delaware and Nevada.

4.2.
Shareholder Approval:

The shareholders of the Corporation have approved this Plan of Domestication by the required vote as set forth in the Corporation’s governing documents and applicable law.

5.
Filing Requirements
5.1.
In Delaware:

A Certificate of Conversion will be filed with the Delaware Secretary of State, terminating the Corporation’s status as a Delaware entity.

5.2.
In Nevada:

A Certificate of Domestication will be filed with the Nevada Secretary of State, along with the Corporation’s Articles of Incorporation.

6.
Continuation of Corporate Existence
6.1.
The Corporation will continue its existence without interruption as a Nevada corporation.
6.2.
All rights, privileges, and powers of the Corporation; all property, real, personal, and mixed; all debts owed to the Corporation; and all causes of action belonging to the Corporation will remain vested in the domesticated Nevada corporation.
6.3.
The domestication will not impair any contracts, obligations, or liabilities of the Corporation.
7.
Miscellaneous
7.1.
Amendments:

This Plan may be amended before its effective date by the Board of Directors, provided such amendments are consistent with the laws of Delaware and Nevada.

7.2.
Termination:

The Board of Directors may terminate this Plan of Domestication at any time before the filing of the necessary documents to effectuate the domestication.

7.3.
Governing Law:

This Plan is governed by the laws of the State of Delaware and the State of Nevada.

Execution

This Plan of Domestication has been executed by the undersigned authorized officer of Revelation Biosciences, Inc. as of the date below.

Date: _____________________

REVELATION BIOSCIENCES, INC.

By:
Chester S. Zygmont, III Chief Financial Officer

Exhibit A

ARTICLES OF INCORPORATION
OF
REVELATION BIOSIENCES, INC.

ARTICLE I

NAME

The name of the corporation is Revelation Biosciences, Inc. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the “NRS”).

ARTICLE III

CAPITAL STOCK

The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 505,000,000 shares, consisting of 500,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). Subject to any vote expressly required by these Articles of Incorporation, authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the NRS. Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then outstanding, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by the NRS.

ARTICLE IV

STOCKHOLDER ACTION

1. Stockholder Meetings. Meetings of stockholders may be held within or without the State of Nevada, as determined by the Board. The books of the Corporation may be kept (subject to any provision contained in the NRS) outside the State of Nevada at such place or places as may be designated from time to time by the Board or in the Bylaws.

2. Advance Notice. Advance notice of nominations for the election of directors or proposals or other business to be considered by stockholders, which are made by any stockholder of the Corporation, shall be given in the manner and to the extent provided in the Bylaws.

3. Action without Meeting. Except as may otherwise be provided by or pursuant to these Articles of Incorporation (or any certificate of designations of any series of undesignated Preferred Stock then outstanding) with respect to the holders of any series of undesignated Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof. Notwithstanding anything herein to the contrary, the affirmative vote of not less than two-thirds (2/3) of the outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of not less than two-thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article IV, Section 3.

4. Special Meetings. Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of undesignated Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board of Directors acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation. Notwithstanding anything herein to the contrary, the affirmative vote of not less than two thirds (2/3) of the outstanding shares of capital stock entitled to vote thereon, and the affirmative vote of not less than two thirds (2/3) of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of this Article IV, Section 4.

ARTICLE V

DIRECTORS

1. Written Ballots. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

2. Classified Board. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be fixed exclusively by the Board of Directors and shall be as nearly equal as possible, and directors of each class shall serve for an term of three years following the expiration of their term. The directors in Class A shall be elected for a term expiring at the 2025 Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the 2026 Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the 2027 Annual Meeting of Stockholders. Except as the NRS may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

1. To the fullest extent permitted under the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and 78.752) and other applicable law, the Corporation shall indemnify directors and officers of the Corporation in their respective capacities as such and in any and all other capacities in which any of them serves at the request of the Corporation.

2. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its Bylaws or by agreement, the expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such director or officer in his or her capacity as a director or officer of the Corporation, must be paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation.

3. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

4. Any repeal or modification of this Article VI approved by the Stockholders shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between this Article VI and any other article of these Articles of Incorporation, the terms and provisions of this Article VI shall control

5. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VI.

ARTICLE VII

AMENDMENT OF BY-LAWS

1. Amendment by Directors. Except as otherwise provided by law, the Bylaws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

2. Amendment by Stockholders. Except as otherwise provided therein, the Bylaws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of not less than two-thirds (2/3) of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

ARTICLE VIII

AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend or repeal these Articles of Incorporation in the manner now or hereafter prescribed by statute and these Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation. Except as otherwise required by these Articles of Incorporation or by law, whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this these Articles of Incorporation, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class at a duly constituted meeting of stockholders called expressly for such purpose.

ARTICLE IX

FORUM SELECTION

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court sitting in Clark County in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the NRS or these Articles of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Nevada, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel. Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Nevada Court, (C) for which the Nevada Court does not have subject matter jurisdiction, or (D) any action arising under the Securities Act of 1933, as amended, as to which the Nevada Court and the federal district court for the District of Nevada shall have concurrent jurisdiction. Furthermore, notwithstanding the foregoing, the provisions of this Section (A) will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to this Article IX.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Incorporation to be signed by the undersigned, a duly authorized officer of the Corporation, on [___________], 2025.

Chester S. Zygmont, III
Chief Financial Officer

Exhibit B

REVELATION BIOSCIENCES, INC.

a Nevada corporation

BYLAWS

Adopted as of [Effective Date of Domestication]

REVELATION BIOSCIENCES, INC.

a Nevada corporation

BYLAWS

Table of Contents

ARTICLE I: STOCKHOLDERS

Section 1.1: Annual Meetings

Section 1.2: Special Meetings

Section 1.3: Participation at Stockholder Meetings by Remote Communications

Section 1.4: Notice of Meetings

Section 1.5: Adjournments

Section 1.6: Quorum

Section 1.7: Organization; Conduct of Meetings

Section 1.8: Voting; Proxies

Section 1.9: Fixing Date for Determination of Stockholders of Record

Section 1.10: List of Stockholders Entitled to Vote

Section 1.11: Inspectors of Elections

Section 1.12: Notice of Stockholder Business; Nominations

ARTICLE II: BOARD OF DIRECTORS

Section 2.1: Number;Qualifications; Classes

Section 2.2: Election; Resignation; Vacancies

Section 2.3: Regular Meetings

Section 2.4: Special Meetings

Section 2.5: Remote Meetings Permitted

Section 2.6: Quorum;Vote Required for Action

Section 2.7: Organization

Section 2.8: Action by Unanimous Consent of Directors

Section 2.9: Fees and Compensation of Directors

Section 2.10: Chairperson of the Board

ARTICLE III: COMMITTEES

Section 3.1: Committees

Section 3.2: Committee Minutes; Committee Rules

ARTICLE IV: OFFICERS

Section 4.1: Generally

Section 4.2: Chief Executive Officer

Section 4.3: President

Section 4.4: Chief Operating Officer

Section 4.5: Vice President

Section 4.6: Chief Financial Officer

Section 4.7: Treasurer

Section 4.8: Secretary

Section 4.9: Delegation of Authority

Section 4.10: Removal

Section 4.11: Representation of Shares of Other Corporations

ARTICLE V: STOCK

Section 5.1: Certificates

Section 5.2: Lost,Stolen or Destroyed Stock Certificates; Issuance of New Certificates or Uncertificated Shares

Section 5.3: Other Regulations

ARTICLE VI: INDEMNIFICATION
Section 6.1: Indemnification of Officers and Directors

Section 6.2: Expenses
Section 6.3: Procedural Requirements
Section 6.4: Indemnification Agreements
Section 6.5: Nature of Rights
Section 6.6: Insurance
ARTICLE VII: NOTICES
Section 7.1: Notice.
Section 7.2: Waiver of Notice
ARTICLE VIII: MISCELLANEOUS
Section 8.1: Fiscal Year
Section 8.2: Form of Records
Section 8.3: Offices
Section 8.4: Severability
ARTICLE IX: AMENDMENT

REVELATION BIOSCIENCES, INC.

a Nevada corporation

BYLAWS

Adopted as of [Effective Date of Domestication]

ARTICLE I: STOCKHOLDERS

Section 1.1: Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date and time as may be determined from time to time by the Board of Directors of the Corporation (the “Board”). The meeting may be held either at a place, within or without the State of Nevada. Any other proper business may be transacted at the annual meeting.

Section 1.2: Special Meetings. Unless otherwise provided by the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), special meetings of stockholders for any purpose or purposes may be called at any time by the Chairperson of the Board, the President, the Chief Executive Officer, or by a majority of the total number of authorized directors, whether or not there exist any vacancies in previously authorized directorships (the “Whole Board”), and may not be called by any other person or persons. Any special meeting may be held either at a place, within or without the State of Nevada. The business to be conducted at a special meeting of stockholders shall be limited to the purpose or purposes for which the meeting has been called as set forth in the notice of such meeting.

Section 1.3: Participation at Stockholder Meetings by Remote Communications. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Nevada Revised Statutes (as amended from time to time, “NRS”) 78.320(4) and any applicable part of NRS Chapter

78 or any successor provision. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by remote communication, provided that (x) the Corporation may implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (y) the Corporation may implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (z) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 1.4: Notice of Meetings. Notice of all meetings of stockholders shall be given in writingor by electronic transmission in the manner provided by applicable law (including, without limitation, as set forth in Section 7.1.1 of these Bylaws) stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Articles of Incorporation, such notice shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each stockholder of record entitled to vote at such meeting as of the record date for determining stockholders entitled to notice of the meeting.

Section 1.5: Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time, and notice need not be given of any such adjourned meeting if the time, date and place (if any) thereof and the means of remote communications (if any) by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting; provided,further, that if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting (which record date for determining stockholders entitled to notice of such adjourned meeting shall be the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting), and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. To the fullest extent permitted by law, the Board may postpone, reschedule or cancel any previously scheduled annual or special meeting of stockholders.

Section 1.6: Quorum. Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, at each meeting of stockholders the holders of one-third of the voting power of the shares of stock entitled to vote at that meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If such quorum shall not be present or represented at any meeting of stockholders, the chairperson of the meeting may adjourn the meeting without notice other than announcement at the meeting, until such quorum shall be present or represented by proxy. Shares of the Corporation’s stock belonging to the Corporation (or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation), shall neither be entitled to vote nor counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any other corporation to vote any shares of the Corporation’s stock held by it in a fiduciary capacity and to count such shares for purposes of determining a quorum.

Section 1.7:Organization; Conduct of Meetings. Meetings of stockholders shall be presided over by such person as the Board may designate or, in the absence of such a person, the Chairperson of the Board, or, in the absence of such person, the Chief Executive Officer of the Corporation, or, in the absence of such person, the President of the Corporation, or, in the absence of such person, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, at the meeting. Such person shall be chairperson of the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chairperson of the meeting shall have the right and authority to convene and, for any or no reason, to recess and/or to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as in his or her judgment are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairperson, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairperson of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairperson of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and, if such chairperson should so determine, such chairperson shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. The Secretary of the Corporation shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 1.8: Voting; Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. Such a proxy may be prepared, transmitted and delivered in any manner permitted by applicable law. Except as otherwise provided by the Articles of Incorporation, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Except as otherwise provided by applicable law, the Articles of Incorporation or these Bylaws, or any other applicable rules or regulations, including the applicable rules or regulations of any stock exchange, every matter other than the election of directors shall be decided by the affirmative vote of a majority of the votes properly cast for or against such matter, and, for the avoidance of doubt, neither abstentions nor broker non-votes shall be counted as votes cast for or against such matter.

Section 1.9: Fixing Date for Determination of Stockholders of Record.

1.9.1 Meetings. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than sixty(60), nor less than ten (10), days before the date of such meeting. If the Board so fixes such record date for notice of such meeting, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date for notice of such meeting, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, then the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided,however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and, in such case, shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

1.9.2 Other Matters. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 1.10: List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before the date of every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 1.10 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, (i) on a reasonably accessible electronic network (provided that the information required to gain access to the list is provided with the notice of the meeting), or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present at the meeting. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting.

1.11.1.
Appointment. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint one or more inspectors to act at the meeting.

1.11.2.
Inspector’s Oath. Each inspector of election, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.

1.11.3.
Duties of Inspectors. At a meeting of stockholders, the inspectors of election shall (a) ascertain the number of shares outstanding and the voting power of each share, (b) determine the shares represented at a meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

1.11.4.
Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced by the chairperson of the meeting at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the State of Nevada upon application by a stockholder shall determine otherwise.

Section 1.12: Notice of Stockholder Business; Nominations.

1.12.1.
Annual Meeting of Stockholders.

(a)
Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only: (i) pursuant to the Corporation’s notice of such meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.12 (the “Record Stockholder”), who is entitled to vote at such meeting and who complies with the notice and other procedures set forth in this Section 1.12 in all applicable respects. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)), at an annual meeting of stockholders, and such a stockholder must fully comply with the notice and other procedures set forth in this Section 1.12 to make such nominations or propose business before an annual meeting.

(b)
For nominations or other business to be properly brought before an annual meeting by a Record Stockholder pursuant to Section 1.12.1(a):

a.
the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and provide any updates or supplements to such notice at the times and in the forms required by this Section 1.12;

b.
any such proposed business (other than the nomination of persons for election to the Board) must constitute a proper matter for stockholder action;

c.
if the Proposing Person (as defined below) has provided the Corporation with a Solicitation Notice (as defined below), such Proposing Person must, in the case of a proposal other than the nomination of persons for election to the Board, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares that such Proposing Person has reasonably determined to be sufficient to elect the nominee or nominees proposed to be nominated by such Record Stockholder, and must, in either case, have included in such materials the Solicitation Notice; and

d.
if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 1.12, the Proposing Person proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 1.12.

To be timely, a Record Stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting;provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the Record Stockholder to be timely must be so delivered (A) no earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and (B) no later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall the adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Record Stockholder’s notice as described above. Such Record Stockholder’s notice shall set forth:

24.
as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director, in addition to the matters set forth in paragraph (z) below, such Record Stockholder’s notice shall set forth:

24.1.
the name, age, business address and residence address of such person;

24.2.
the principal occupation or employment of such person;

24.3.
the class, series and number of any shares of stock of the Corporation that are beneficially owned or owned of record by such person or any Associated Person (as defined below);

24.4.
the date or dates such shares were acquired and the investment intent of such acquisition;

24.5.
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such Proposing Person or any of its respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proposing Person or any of its respective affiliates and associates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

24.6.
a completed and signed questionnaire, representation and agreement required by Section 1.12 of these Bylaws;

24.7.
such person’s written consent to being named in the Corporation’s proxy statement as a nominee of the stockholder, to the public disclosure of information regarding or related to such person provided to the Corporation by such person or otherwise pursuant to this Section 1.12 and to serving as a director if elected;

24.8.
all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would be otherwise required, in each case pursuant to and in accordance with Section 14(a) under the Exchange Act, and the rules and regulations promulgated thereunder; and

24.9.
such other information as the Corporation may reasonably require to determine whether such person meets the independence requirements of the stock exchange upon which the capital stock of the Corporation is primarily traded or the eligibility of such proposed nominee to serve as a director of the Corporation.

25.
as to any business other than the nomination of a director or directors that the Record Stockholder proposes to bring before the meeting, in addition to the matters set forth in paragraph (z) below, such Record Stockholder’s notice shall set forth: (i) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Proposing Person, if any, including any anticipated benefit to the Proposing Person; and (ii) a description of all agreements, arrangements and understandings between or among any such Proposing Person and any of its respective affiliates or associates, on the one hand, and any other person or persons, on the other hand, (including their names) in connection with the proposal of such business by such Proposing Person;

26.
as to each Proposing Person giving the notice,such Record Stockholder’s notice shall set forth:

26.1.
the name and address of such Proposing Person, including, if applicable, their name and address as they appear on the Corporation’s stock ledger, if different;

26.2.
the class or series and number of shares of capital stock of the Corporation that are directly or indirectly owned beneficially and of record by such Proposing Person, including any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future;

26.3.
whether and the extent to which any derivative interest in the Corporation’s equity securities (including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in shares of the underlying class or series of capital stock of the Corporation or otherwise, and any cash-settled equity swap, total return swap, synthetic equity position or similar derivative arrangement (any of the foregoing, a “Derivative Instrument”), as well as any rights to dividends on the shares of any class or series of capital stock of the Corporation that are separated or separable from the underlying shares of capital stock of the Corporation) or any short interest in any security of the Corporation (for purposes of these Bylaws a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any increase or decrease in the value of the subject security, including through performance-related fees) is held directly or indirectly by or for the benefit of such Proposing Person, including without limitation whether and the extent to which any ongoing hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to, or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Proposing Person with respect to securities of the Corporation (any of the foregoing, a “Short Interest”);

26.4.
any proportionate interest in shares of capital stock of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person or any of its respective affiliates or associates is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

26.5.
any significant equity interests or any Derivative Instruments or Short Interests in any Competitor (as defined below) held by such Proposing Person and/or any of its respective affiliates or associates;

26.6.
any proxy, contract,arrangement, or relationship pursuant to which the Proposing Person has a right to vote, directly or indirectly, any shares of capital stock or other voting security of the Corporation;

26.7.
a written description of any direct or indirect material interest in any material contract or agreement with the Corporation, any affiliate of the Corporation or any Competitor (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);

26.8.
a written description of any agreement, arrangement or understanding (whether oral or written) with respect to the nomination or proposal (including any knowledge that another person or entity is Acting in Concert (defined below) with such Proposing Person) between or among such Proposing Person, any of its respective affiliates or associates and any others Acting in Concert with the foregoing, including, in the case of a nomination, the nominee;

26.9.
a written description of any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any Competitor, on the other hand;

26.10.
a representation that the Record Stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;

26.11.
a representation whether such Proposing Person intends (or is part of a group that intends) to deliver a proxy statement and/or form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares that the Proposing Person has reasonably determined to be sufficient to elect such nominee or nominees (an affirmative statement of such intent being a “Solicitation Notice”);

26.12.
such Proposing Person’s written consent to the public disclosure of information provided to the Corporation pursuant to this Section 1.12; and

26.13.
any other information relating to such Proposing Person, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder or any information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such Proposing Person and/or any of its respective affiliates or associates.

(c)
A stockholder providing written notice required by this Section 1.12 shall update such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for determining the stockholders entitled to notice of the meeting and (ii) the close of business on the tenth (10th) business day prior to the meeting or any adjournment or postponement thereof. In the case of an update pursuant to clause (i) of the foregoing sentence, such update shall be received by the Secretary of the Corporation at the principal executive office of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to notice of the meeting, and in the case of an update and supplement pursuant to clause (ii) of the foregoing sentence, such update and supplement shall be received by the Secretary of the Corporation at the principal executive office of the Corporation not later than eight (8) business days prior to the date for the meeting and, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed). For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the stockholders.

(d)
Notwithstanding anything this Section 1.12 to the contrary, in the event that the number of directors to be elected to the Board is increased effective after the time period for which nominations would otherwise be due under Section 1.11.1 and there is no Public Announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation no later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.

1.12.2.
Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee of any stockholder for election or reelection as a director of the Corporation, the person proposed to be nominated must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.12 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a completed and signed questionnaire in the form required by the Corporation (which form the stockholder shall request in writing from the Secretary of the Corporation and which the Secretary shall provide to such stockholder within ten days of receiving such request) with respect to the background and qualification of such person to serve as a director of the Corporation and the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made and a signed representation and agreement (in the form available from the Secretary upon written request) that such person: (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any Compensation Arrangement (as defined below) that has not been disclosed therein,(c) if elected as a director of the Corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the Corporation, (d) if elected as a director of the Corporation, will comply with all corporate governance, conflict of interest, stock ownership requirements, confidentiality and trading policies and guidelines of the Corporation publicly disclosed from time to time, (e) if elected as a director of the Corporation, will act in the best interests of the Corporation and its stockholders and not in the interests of individual constituencies, and (f) intends to serve as a director for the full term for which such individual is to stand for election.

1.12.3.
Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of such meeting (a) by or at the direction of the Board or any committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any Record Stockholder at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice and other procedures set forth in this Section 1.12. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such Record Stockholder entitled to vote in the election of such directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Record Stockholder’s notice required by Section 1.11.1 is delivered to the Secretary of the Corporation at the principal executive offices of the Corporation (i) no earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and (ii) no later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall the adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Record Stockholder’s notice as described above.

1.12.4.
General.

1.12.4.1.
Only such persons who are nominated in accordance with the procedures set forth in this Section 1.12 shall be eligible to be elected at a meeting of stockholders and to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.12. Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.12 and, if any proposed nomination or business was not made or proposed in compliance with this Section 1.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.12, unless otherwise required by law, if the stockholder (or a Qualified Representative (as defined below) of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

1.12.4.2.
For purposes of these Bylaws, the following definitions shall apply:

1.12.4.2.1.
a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or toward a common goal relating to the management, governance or control of the Corporation in substantial parallel with, such other person where (1) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (2) at least one additional factor suggests that such persons intend to act in concert or in substantial parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in substantial parallel; provided that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;

1.12.4.2.2.
“affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended; provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;

1.12.4.2.3.
“Associated Person” shall mean with respect to any subject stockholder or other person (including any proposed nominee) (1) any person directly or indirectly controlling, controlled by or under common control with such stockholder or other person, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or other person, (3) any associate of such stockholder or other person, and (4) any person directly or indirectly controlling, controlled by or under common control or Acting in Concert with any such Associated Person;

1.12.4.2.4.
“Compensation Arrangement” shall mean any director indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the Corporation;

1.12.4.2.5.
“Competitor” shall mean any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates;

1.12.4.2.6.
“Proposing Person” shall mean (1) the Record Stockholder providing the notice of business proposed to be brought before an annual meeting or nomination of persons for election to the Board at a stockholder meeting, (2) the beneficial owner or beneficial owners, if different, on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a stockholder meeting is made, and (3) any Associated Person on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a stockholder meeting is made;

1.12.4.2.7.
“Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act; and

1.12.4.2.8.
to be considered a “Qualified Representative” of a stockholder, a person must be a duly authorized officer, manager, trustee or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as a proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at the meeting. The Secretary of the Corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the Corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “Qualified Representative” for purposes hereof.

1.12.5.
Notwithstanding the foregoing provisions of this Section 1.12 a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein; provided however,that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.12, and compliance with the requirements under this Section 1.12 shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in this Section 1.12 shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of Preferred Stock to elect directors elected by one or more series of Preferred Stock pursuant to any applicable provisions of the Articles of Incorporation.

ARTICLE II: BOARD OF DIRECTORS

Section 2.1: Number; Qualifications; Classes. The number of directors constituting the whole Board shall be not less than three nor more than seven, with the then authorized number of directors fixed from time to time by the Board. Directors need not be stockholders of the Corporation. The Board shall be divided into classes as provided in the Articles of Incorporation. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 2.2: Election; Resignation; Vacancies. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal. Any director may resign at any time upon written notice to the Corporation. Such resignation shall be effective upon delivery unless it is specified to be effective at a later date or time or upon the occurrence of an event, in which case it shall be effective at such later date or time or upon the occurrence of such event. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director(and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 2.3: Regular Meetings. Regular meetings of the Board may be held at such place, within or without the State of Nevada, and at such times as the Board may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board.

Section 2.4: Special Meetings. Special meetings of the Board may be called by the Chairperson of the Board, the Lead Independent Director of the Board, the Chief Executive Officer, the President or a majority of the members of the Board then in office and may be held at any time, date or place, within or without the State of Nevada, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given orally (in person, by telephone or otherwise), in writing or by electronic transmission (including electronic mail), by the person or persons calling the meeting to all directors at least four (4) days before the meeting (if the notice is mailed) or at least twenty-four (24) hours before the meeting (if such notice is given orally, in person, by telephone or otherwise, or by hand delivery, or any means of electronic transmission, including electronic mail). Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.

Section 2.5: Remote Meetings Permitted. Members of the Board, or any committee of the Board, may participate in a meeting of the Board or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 2.6: Quorum; Vote Required for Action. Subject to Section 2.2 above, a majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time without further notice thereof. Except as otherwise provided herein or in the Articles of Incorporation, or required by law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

Section 2.7: Organization. Meetings of the Board shall be presided over by the Chairperson of the Board or, in such person’s absence, by the Chief Executive Officer or, in such person’s absence, by the President or, in such person’s absence, by a chairperson chosen by the Board at the meeting. The Secretary shall act as secretary of the meeting, but in such person’s absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8: Action by Unanimous Consent of Directors. Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee, respectively, in the minute books of the Corporation. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9: Fees and Compensation of Directors. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including without limitation compensation for services as members of committees of the Board. No such compensation shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 2.10: Chairperson of the Board. The Corporation may also have,at the discretion of the Board, a Chairperson of the Board who shall be elected from among its ranks and who shall have the power to preside at all meetings of the Board and have such other powers and duties as provided in these Bylaws and as the Board may from time to time prescribe. The Chairperson of the Board, as such, shall not be deemed to be an officer of the Corporation.

ARTICLE III: COMMITTEES

Section 3.1: Committees. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting of such committee who are not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving, adopting, or recommending to the stockholders any action or matter (other than the election or removal of members of the Board) expressly required by the NRS to be submitted to stockholders for approval or (b) adopting, amending or repealing any bylaw of the Corporation.

Section 3.2: Committee Minutes; Committee Rules. Each committee shall keep regular minutes of its meetings and, except as otherwise provided in the resolutions of the Board establishing such committee, shall report the same to the Board as requested by the Board or as otherwise required. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV: OFFICERS

Section 4.1: Generally. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Secretary and a Treasurer and may consist of such other officers, including a Chief Financial Officer, and one or more Vice Presidents, as may from time to time be appointed by the Board. All officers shall be elected by the Board; provided, however,that, notwithstanding anything to the contrary set forth herein, the Board may empower the Chief Executive Officer of the Corporation to appoint any officer other than the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer. Each officer shall hold office until such person’s successor is appointed or until such person’s earlier resignation, death or removal. Any number of offices may be held by the same person. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall be effective upon delivery unless it is specified to be effective at a later date or time or upon the occurrence of an event, in which case it shall be effective at such later date or time or upon the occurrence of such event. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board or, if the vacancy is of an office that the Chief Executive Officer has been empowered to appoint, the Chief Executive Officer.

Section 4.2: Chief Executive Officer. Subject to the control of the Board and such supervisory powers, if any, as may be given by the Board, the powers and duties of the Chief Executive Officer of the Corporation are:

(a)
To act as the general manager and, subject to the control of the Board, to have general supervision, direction and control of the business and affairs of the Corporation;

(b)
Subject to Article I, Section 1.7 of these Bylaws, to preside at all meetings of the stockholders;

(c)
Subject to the Articles of Incorporation and Article I, Section 1.2 of these Bylaws, to call special meetings of the stockholders to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as he or she shall deem proper; and

(d)
To affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; and, subject to the direction of the Board,to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.

Section 4.3: President. The person holding the office of Chief Executive Officer shall be the President of the Corporation unless the Board shall have designated one person as the President and a different person as the Chief Executive Officer of the

Corporation. The President shall have all such powers and duties as are commonly incident to the office of President, including the power to sign certificates representing shares of capital stock of the Corporation, or that are delegated to him or her by the Board or the Chief Executive Officer (if such office is then held by a person other than the person holding the office of President). A President may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer in the event of the Chief Executive Officer’s absence or disability.

Section 4.4: Chief Operating Officer. The Chief Operating Officer shall have all such powers and duties as are commonly incident to the office of Chief Operating Officer or that are delegated to him or her by the Board or the Chief Executive Officer. The Chief Operating Officer may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer or President in the event of the Chief Executive Officer’s or President’s absence or disability.

Section 4.5: Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President, including the power to sign certificates representing shares of capital stock of the Corporation, or that are delegated to him or her by the Board or the Chief Executive Officer. A Vice President may be designated by the Board to perform the duties and exercise the powers of the Chief Executive Officer or President in the event of the Chief Executive Officer’s and President’s absence or disability.

Section 4.6: Chief Financial Officer. The person holding the office of Chief Financial Officer shall be the Treasurer of the Corporation unless the Board shall have designated another officer as the Treasurer of the Corporation. Subject to the direction of the Board and the Chief Executive Officer, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of Chief Financial Officer.

Section 4.7: Treasurer. The Treasurer shall have custody of all moneys and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, including the power to sign certificates representing shares of capital stock of the Corporation, or as the Board or the Chief Executive Officer may from time to time prescribe.

Section 4.8: Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders and the Board. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, including the power to sign certificates representing shares of capital stock of the Corporation, or as the Board or the Chief Executive Officer may from time to time prescribe.

Section 4.9: Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer of the Corporation to any other officers or agents of the Corporation, notwithstanding any provision hereof.

Section 4.10: Removal. Any officer of the Corporation shall serve at the pleasure of the Board and may be removed at any time,with or without cause, by the Board; provided that if the Board has empowered the Chief Executive Officer to appoint any officer of the Corporation, then any such officer may be removed by the Chief Executive Officer. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.

Section 4.11: Representation of Shares of Other Corporations. Except as otherwise provided by the Board, and subject to the direction and control thereof, the Chief Executive Officer, the President, the Chief Operating Officer, any Vice President, the Chief Financial Officer, the Treasurer, the Secretary or any assistant secretary of this Corporation, or any other person authorized by the Board or the Chief Executive Officer, the Chief Operating Officer or the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

ARTICLE V: STOCK

Section 5.1: Certificates. The shares of capital stock of the Corporation shall be represented by certificates; provided, however, that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its capital stock shall be uncertificated shares.Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by, any two officers of the Corporation who are authorized to sign stock certificates representing the number of shares registered in certificate form. Each of the Chairperson of the Board, the Vice-Chairperson of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, or the Secretary or any Assistant Secretary, of the Corporation shall be deemed to have the authority to sign stock certificates, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

Section 5.2: Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates or Uncertificated Shares. The Corporation may issue a new certificate of stock, or uncertificated shares, in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and the Corporation may require the owner of the certificate alleged to have been lost, stolen or destroyed, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 5.3: Other Regulations. The issue, transfer, conversion and registration of stock certificates and uncertificated shares shall be governed by such other regulations as the Board may establish.

ARTICLE VI: INDEMNIFICATION

Section 6.1: Indemnification of Officers and Directors. Each director and officer (an “Indemnitee”) shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of the State of Nevada against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding; provided that such Indemnitee either is not liable pursuant to NRS 78.138 or acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any Proceeding that is criminal in nature, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent does not, of itself, create a presumption that the Indemnitee is liable pursuant to NRS 78.138 or did not act in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful. The Corporation shall not indemnify an Indemnitee for any claim, issue or matter as to which the Indemnitee has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for any amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such amounts as the court deems proper. Except as so ordered by a court and for advancement of expenses pursuant to this Section, indemnification may not be made to or on behalf of an Indemnitee if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of law and was material to the cause of action. Notwithstanding anything to the contrary contained in these Bylaws, no director or officer may be indemnified for expenses incurred in defending any threatened, pending, or completed action, suit or proceeding (including without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative or investigative, that such director or officer incurred in his or her capacity as a stockholder. Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee of the Corporation or member, manager or managing member of a predecessor limited liability company or affiliate of such limited liability company or a director, officer, employee, partner, member, manager or fiduciary of, or to serve in any other capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise and shall inure to the benefit of his or her heirs, executors and administrators.

Section 6.2: Expenses. The expenses of Indemnitees must be paid by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as such expenses are incurred and in advance of the final disposition of the Proceeding, upon receipt of an undertaking by or on behalf of such Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. To the extent that an Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in the defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

Section 6.3: Procedural Requirements.

(a) To obtain indemnification under this Bylaw, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 6.3, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board by a majority vote of the Disinterested Directors (as hereinafter defined), even though less than a quorum, or (ii) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (iii) if there are no Disinterested Directors or the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to the claimant, or (iv) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

(b) If a claim under Section 6.2 of this Bylaw is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 6.3(a) of this Bylaw has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the laws of the State of Nevada for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Disinterested Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Nevada, nor an actual determination by the Corporation (including the Disinterested Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c) If a determination shall have been made pursuant to paragraph (b) of this Bylaw that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 6.1 of this Bylaw.

(d) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 6.3(b) of this Bylaw that the procedures and presumptions of this Bylaw are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Bylaw.

(e) If any provision or provisions of this Bylaw shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Bylaw (including, without limitation, each portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Bylaw (including, without limitation, each such portion of any paragraph of this Bylaw containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

(f) For purposes of this Bylaw:

“Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

“Indemnitee” means each director, officer, agent or employee of the Corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as defined below), by reason of the fact that he or she is or was a director, officer, agent or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, manager, agent or employee of, or in any other capacity for, another corporation, partnership, joint venture, limited liability company, trust, or other enterprise.

“Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, selected by the Disinterested

Directors, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Bylaw.

“Proceeding” means any threatened, pending, or completed action, suit or proceeding (including, without limitation, an action, suit or proceeding by or in the right of the Corporation), whether civil, criminal, administrative, or investigative.

(g) Any notice, request or other communication required or permitted to be given to the Corporation under this Bylaw shall be in writing and either delivered in person or sent by electronic mail, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

Section 6.4: Indemnification Agreements. The Board is authorized to cause the Corporation to enter into agreements with any director, officer, employee, agent or fiduciary of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee, agent, fiduciary, trustee, partner or managing member of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification or advancement rights to such person. Such rights may be greater than those provided in this Article VI.

Section 6.5: Nature of Rights. The rights conferred upon Indemnitees in this Article VI shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer or trustee of the Corporation and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any right to indemnification or to advancement of expenses arising under this Article VI shall not be eliminated or impaired by an amendment to these Bylaws after the occurrence of the act or omission that is the subject of the Proceeding for which indemnification or advancement of expenses is sought.

Section 6.6: Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, agent or fiduciary of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent,fiduciary, trustee, partner or managing member of another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the NRS.

ARTICLE VII: NOTICES

Section 7.1: Notice.

7.1.1.
Form and Delivery. Except as otherwise specifically required in theseBylaws (including, withoutlimitation, Section 2.4 above or Section 7.1.2 below) or by applicable law, all notices required to be given pursuant to these Bylaws shall be in writing and may (a) in every instance in connection with any delivery to a member of the Board, be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the mail, postage prepaid, or by sending such notice by prepaid overnight express courier, facsimile, electronic mail or other form of electronic transmission and (b) be effectively be delivered to a stockholder when given by hand delivery, by depositing such notice in the mail, postage prepaid or by sending such notice by electronic transmission in accordance with the NRS. Any such notice shall be addressed to the person to whom notice is to be given at such person’s address as it appearson the records of the Corporation. Except as otherwiseprovided by law, the notice shall be deemed given (a) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person, (b) in the case of delivery by mail, upon deposit in the mail, postage prepaid, (c) in the case of delivery by overnight express courier, when dispatched, and (d) in the case of delivery via electronic mail or other form of electronic transmission, when dispatched.

7.1.2.
Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission in accordance with the NRS.

7.1.3.
Affidavit of Giving Notice. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given in writing or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.2: Waiver of Notice. Whenever notice is required to be given under any provision of the NRS, the Articles of Incorporation or these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice.

ARTICLE VIII: MISCELLANEOUS

Section 8.1: Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board.

Section 8.2: Form of Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, method or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the NRS.

Section 8.3: Offices

(a)The principal executive office of the Corporation shall be at such place established by resolution of the Board in its discretion. The Board shall have full power and authority to change the location of the principal executive office.

(b) The Board shall retain and maintain a registered agent in the State of Nevada in accordance with the NRS.

Section 8.4: Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Articles of Incorporation, then such provision shall, to the fullest extent permitted by law, be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Articles of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Articles of Incorporation) shall remain in full force and effect.

ARTICLE IX: AMENDMENT

Notwithstanding any other provision of these Bylaws, any alteration, amendment or repeal of these Bylaws,or the adoption of new Bylaws, shall require the approval of the Board.

PROXY CARD REVELATION BIOSCIENCES, INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January 17, 2025: The Proxy Statement is available at https [•].

The undersigned hereby appoints James Rolke and Chester S. Zygmont, III as proxies of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Revelation Biosciences, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement at 12:00 p.m. Eastern Time on January 17, 2025, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated December [•], 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1. Proposal to amend the Company’s amended and restated certificate of incorporation to effect the reverse stock split.

For ☐ Against ☐ Abstain ☐

2. Proposal to approve the change of domicile of the Company from the State of Delaware to the State of Nevada.

For ☐ Against ☐ Abstain ☐

3. Proposal to approve the reservation and issuance of shares of our common stock pursuant to Class F Common Stock Warrants and Class G Common Stock Warrants (the “Warrants”), dated December 3, 2024, entered into between us and certain purchasers in connection with a warrant inducement letter dated the same date, to the extent that issuances under the Warrants may exceed 20% of the Company’s total outstanding shares, which could trigger the share issuance cap under Rule 5635(d) of the Nasdaq Stock Market Rules (the “Exchange Cap”).

For ☐ Against ☐ Abstain ☐

4. Proposal to Approval of the adjournment of the Special Meeting of the Stockholders (the “Special Meeting”) to the extent there are insufficient proxies at the Special Meeting to approve the Reverse Stock Split.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: _______________________________
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.